SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 12, 2002


                                  eGames, Inc.
             (Exact name of registrant as specified in its charter)


 Pennsylvania                          0-27102                 23-2694937
 ------------                          -------                 ----------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
 of incorporation)                                          Identification No.)



2000 Cabot Blvd. West, Suite 110, Langhorne, PA                 19047-1833
-----------------------------------------------                 ----------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (215) 750-6606


                    -----------------------------------------
          (Former name or former address, if changed since last report)

Item 5.   Other Events

On March 12, 2002, eGames, Inc. (the "Company") issued a press release announcing the anticipated dates by which the Company would file amended Forms 10-QSB for the quarters ended September 30, 2000, December 31, 2000 and March 31, 2001, as well as Forms 10-QSB for the quarters ended September 30, 2001 and December 31, 2001, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit
Number                         Description
---------                      -----------
99.1                           Press Release dated March 12, 2002


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eGames, Inc.


                                        By:/s/ Gerald W. Klein
                                           ----------------------------------
                                           Gerald W. Klein, President, Chief
                                           Executive Officer and Director
Dated: March 12, 2002

                                                                  EXHIBIT 99.1



At eGames, Inc.
Jerry Klein, President & CEO
(215) 750-6606 (Ext. 118)
Tom Murphy, Vice President & CFO
(215) 750-6606 (Ext. 113)


For Immediate Release

                    eGAMES ANNOUNCES ANTICIPATED FILING DATES

Langhorne, PA - March 12, 2002 - eGames, Inc. , a publisher and developer of Family Friendly(TM), value-priced computer software games, today announced that it anticipates filing its amended Forms 10-QSB for each of the first three quarters of the fiscal year ended June 30, 2001, as well as Forms 10-QSB for each of the quarters ended September 30, 2001 and December 31, 2001, by the end of March, 2002. The Company had previously announced in November 2001 its decision to restate its Forms 10-QSB for each of the first three quarters of the fiscal year ended June 30, 2001.

About the Company:

eGames, Inc., headquartered in Langhorne, PA, develops, publishes and markets a diversified line of personal computer software primarily for consumer entertainment and personal productivity. The Company promotes the eGames(TM), Game Master Series(TM), Multi-Pack, and Outerbound(TM) brands in order to generate customer loyalty, encourage repeat purchases and differentiate the eGames Software products to retailers and consumers. eGames - Where the "e" is for Everybody! Additional information regarding eGames, Inc. can be found on the Company's Web site at www.egames.com.

This press release contains certain forward-looking statements, including without limitation, statements regarding the anticipated timeframe within which the Company expects to file amended Forms 10-QSB for the first three quarters of the fiscal year ended June 30, 2001; and the anticipated filing dates of the Company's Forms 10-QSB for the quarters ended September 30, 2001 and December 31, 2001. The actual results achieved by the Company and the factors that could cause actual results to differ materially from those indicated by the forward-looking statements are in many ways beyond the Company's control. The Company cautions readers that the following important factors, among others, could cause the Company's actual results to differ materially from those expressed in this press release: the completion of preparation and review of the Company's amended Forms 10-QSB for the quarters ended September 30, 2000, December 31, 2000 and March 31, 2001 and the actual filing dates of such amended Forms 10-QSB; the completion of preparation and review of the Company's Forms 10-QSB for the quarters ended September 30, 2001 and December 31, 2001 and the actual filing dates of such Forms 10-QSB; and various other factors described in the Company's reports, including Form 10-KSB for the year ended June 30, 2001, filed by the Company with the Securities and Exchange Commission.

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